UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 3, 2007
Coeur d’Alene Mines Corporation
(Exact name of registrant as specified in its charter)
IDAHO
(State or other jurisdiction
of incorporation or organization)
1-8641
(Commission File Number)
82-0109423
(IRS Employer Identification No.)
505 Front Ave., P.O. Box “I”
Coeur d’Alene, Idaho, 83816
(Address of Principal Executive Offices)
(208) 667-3511
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT 2.1
EXHIBIT 2.2
EXHIBIT 2.3
EXHIBIT 99.1(a)
EXHIBIT 99.1(b)
EXHIBIT 99.1(c)
EXHIBIT 99.1(d)
EXHIBIT 99.1(e)
EXHIBIT 99.1(f)
EXHIBIT 99.2

Item 1.01 Entry Into a Material Definitive Agreement
     On May 3, 2007, Coeur d’Alene Mines Corporation (“Coeur”), Bolnisi Gold NL (“Bolnisi”), and Palmarejo Silver and Gold Corporation (“Palmarejo”) entered into Merger Implementation Agreements (collectively, the “Merger Implementation Agreements”), which have been approved unanimously by their respective boards of directors, as well as a special committee of independent directors of the Palmarejo board of directors, whereby Coeur will acquire all the shares of Bolnisi and Palmarejo in exchange for Coeur common stock and cash. The two transactions, valued at US$1.1 billion, will result in the issuance of approximately 271.3 million new shares of Coeur common stock. In addition Bolnisi and Palmarejo shareholders will receive a nominal cash payment equal to A$0.004 (US$0.003) per Bolnisi share and C$0.004 (US$0.003) per Palmarejo share.
     Under the terms of the transaction, Bolnisi shareholders will receive 0.682 Coeur shares for each Bolnisi share they own (or, at the election of the Bolnisi shareholder, CHESS Depositary Interests representing Coeur shares), and Palmarejo shareholders will receive 2.715 Coeur shares for each Palmarejo share they own.
     The transaction is subject to approval by the shareholders of Coeur, Bolnisi and Palmarejo, the completion of satisfactory due diligence by Coeur (which shall be completed within 30 days of the signing of the Bolnisi Merger Implementation Agreement) and the satisfaction of customary closing conditions (including completion of regulatory reviews and receipt of regulatory approvals, including those of antitrust agencies). The consummation of each of the Bolnisi transaction and the Palmarejo transaction is also conditioned upon the consummation of the other transaction, although Coeur has the right to waive this condition if the Palmarejo transaction does not proceed, and still proceed with the Bolnisi transaction. Assuming timely completion of the required regulatory processes and receipt of the required shareholder and Court approvals, the companies expect the transaction to be completed in the third quarter of 2007.
     Each of the directors on the Bolnisi board of directors has entered into an Option Deed with Coeur, dated May 3, 2007, which between them, grants Coeur the right to acquire up to 19.9% of Bolnisi outstanding shares held by the directors at the same price as that offered by Coeur to other Bolnisi shareholders under the Bolnisi Scheme of Arrangement. Additionally, Coeur entered into a Deed Poll, dated May 3, 2007, under which Coeur covenants to perform its obligations to the Bolnisi shareholders under the Bolnisi Merger Implementation Agreement.
     The foregoing descriptions of the Merger Implementation Agreements, the Option Deed and the Deed Poll do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Implementation Agreements, the Option Deed and the Deed Poll, filed as exhibits hereto, the contents of which are incorporated herein by reference as though fully set forth herein.
Additional Information

     The proxy statement that Coeur plans to file with the United States Securities and Exchange Commission (“SEC”) and Canadian securities regulators and mail to its shareholders will contain information about Coeur, Bolnisi, Palmarejo, the Palmarejo Project, the proposed transaction and related matters. Shareholders are urged to read the proxy statement carefully when it is available, as it will contain important information that shareholders should consider before making a decision about the transaction. In addition to receiving the proxy statement from Coeur by mail, shareholders will also be able to obtain the proxy statement, as well as other filings containing information about Coeur, without charge, from the SEC’s website (www.sec.gov) and the Canadian securities regulators website (www.sedar.com) or, without charge, from Coeur. This announcement is neither a solicitation of a proxy, an offer to purchase, nor a solicitation of an offer to sell shares of Coeur. Coeur and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Coeur’s shareholders with respect to the proposed transaction. The Coeur shares to be issued in the Transaction have not been and will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Coeur intends to issue such Coeur shares pursuant to the exemption from registration set forth in Section 3(a)(10) of the Securities Act. Information regarding any interests that Coeur’s executive officers and directors may have in the transaction will be set forth in the proxy statement.
Forward-Looking Statements
     This Current Report on Form 8-K contains various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the proposed acquisition of Bolnisi and Palmarejo by Coeur and the risks and uncertainties related to the occurrence of future events. These forward-looking statements are based on management’s current expectations, assumptions, estimates and projections about the current economic environment, the company and its industry. Certain factors that could cause actual events not to occur as expressed in the forward-looking statement include, but are not limited to, (i) the failure to obtain the necessary approval by Coeur’s, Bolnisi’s, or Palmarejo’s shareholders, antitrust clearance and certain other governmental approvals in a timely manner or at all and (ii) the satisfaction of various other closing conditions contained in the Merger Implementation Agreements. Other potential risks and uncertainties are discussed in Coeur’s reports and other documents filed with the SEC from time to time. Coeur assumes no obligation to update the forward-looking information. Such forward-looking statements are based upon many estimates and assumptions and are inherently subject to significant economic and competitive uncertainties and contingencies, many of which are beyond the control of Coeur’s management. Inclusion of such forward-looking statements herein should not be regarded as a representation by Coeur that the statements will prove to be correct.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits:

Exhibit 2.1	Merger Implementation Agreement dated May 3, 2007 by and among Coeur d’Alene Mines Corporation and Palmarejo Silver and Gold Corporation

Exhibit 2.2	Merger Implementation Agreement dated May 3, 2007 by and among Coeur d’Alene Mines Corporation, Coeur d’Alene Mines Australia Pty Ltd, Coeur Sub Two, Inc. and Bolnisi Gold NL

Exhibit 2.3	Deed Poll made by Coeur d’Alene Mines Corporation in favor of Bolnisi shareholders dated May 3, 2007

Exhibit 99.1(a)	Option Deed dated May 3, 2007 by and between Coeur d’Alene Mines Corporation and Kenneth M. Phillips

Exhibit 99.1(b)	Option Deed dated May 3, 2007 by and between Coeur d’Alene Mines Corporation and Altinova Nominees Pty Ltd

Exhibit 99.1(c)	Option Deed dated May 3, 2007 by and between Coeur d’Alene Mines Corporation and Dragonlyn Pty Ltd

Exhibit 99.1(d)	Option Deed dated May 3, 2007 by and between Coeur d’Alene Mines Corporation and Rosignol Consultants Pty Ltd

Exhibit 99.1(e)	Option Deed dated May 3, 2007 by and between Coeur d’Alene Mines Corporation and Promin Mining Services Pty Limited

Exhibit 99.1(f)	Option Deed dated May 3, 2007 by and between Coeur d’Alene Mines Corporation and Rosignol Pty Limited

Exhibit 99.2	Press Release dated May 3, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coeur d’Alene Mines Corporation
Date: May 3, 2007	By:	/s/ James A. Sabala
		Name:	James A. Sabala
		Title:	Executive Vice President and Chief Financial Officer

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